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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 18, 1997


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                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)

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         Delaware                       1-8597                   94-2657368
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)



       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)


                                 (510) 460-3600
              (Registrant's telephone number, including area code)


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ITEM 5.        OTHER EVENTS.

On March 18, 1997, The Cooper Companies, Inc. (the "Company") issued a press release announcing that the Federal Trade Commission had approved the Company's acquisition of the Natural Touch'r' line of opaque contact lenses in the United States from Wesley-Jessen Visioncare Inc. The Company also announced that it estimated that the acquisition would add approximately five cents to its projected 1997 earnings per share. This release is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

Exhibit
  No.          Description
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 99.1          Press Release dated March 18, 1997 of The Cooper Companies, Inc.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE COOPER COMPANIES, INC.



                                        By  /s/ Stephen C. Whiteford
                                           -------------------------------
                                                Stephen C. Whiteford
                                                Vice President and
                                                Corporate Controller
                                                (Principal Accounting Officer)


Dated:  March 18, 1997


                        STATEMENT OF DIFFERENCES

      The registered trademark symbol shall be expressed as......'r'

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                                  EXHIBIT INDEX

Exhibit                                                        Sequentially
  No.          Description                                     Numbered Page
-------        -----------                                     -------------

 99.1          Press Release dated March 18, 1997 of
               The Cooper Companies, Inc.

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